U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 2003

                        COMMISSION FILE NUMBER: 333-56604

                          Ameridream Entertainment, Inc.

             (Exact name of registrant as specified in its charter)


            California                                 91-2090516

--------------------------------------             -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


     79811 "A" Country Club Drive
     Bermuda Dunes, California                                    92201
(Address of principal executive offices)                        (Zip Code)
--------------------------------------                       ----------------



                   Registrant's telephone number: (760)360-9547


     ------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.    Changes in Control of Registrant

          Not applicable

Item 2.    Acquisition or Disposition of Assets

          Not applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

Pursuant to a duly noticed special shareholders' meeting held on April 21, 2003 at 3:00 p.m., at which 16,631,200 shares were represented in person and by proxy, the company affirmed the appointment of Nina Gotova as the sole director, and authorized an amendment to its articles of incorporation to change the name of the company to Soleil Film and Television, Inc., and to reverse split the common stock capital of the company one for every ten shares issued and outstanding.

Item 6.    Resignations of Registrant's Directors

          Not applicable

Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

          Not Applicable


     (b)   Pro forma Financial Information.

          Not applicable.


     (c)   Exhibits.

     There are attached hereto the following exhibits:

    Exhibit 1. Amendment to Articles of Incorporation


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2003

Ameridream Entertainment, Inc.

    Nina Gotova
-----------------------------
By: Nina Gotova, President

In connection with the annual report of Ameridream Entertainment, Inc. on Form 8K for the period April 22, 2003, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: April 22, 2003               By: Nina Gotova
                                  --------------------------
                                   Nina Gotova,
                                   Chief Executive Officer


Dated: April 22, 2003              By:  Nina Gotova
                                   ------------------------
                                   Nina Gotova,
                                   Chief Financial Officer


Exhibit 1.

                           CERTIFICATE OF AMENDMENT TO
                           ARTICLES OF INCORPORATION OF
                          AMERIDREAM ENTERTAINMENT, INC.
                             A California corporation


     The undersigned hereby certifies as follows:

     ONE: That they are the President and Secretary, respectively, of AMERIDREAM ENTERTAINMENT, INC., a California corporation.

     TWO: That, at a meeting of the Board of Directors on April 21, 2003, as authorized by its shareholders, the Corporation approved the amendment of its articles of incorporation by adopting the following resolution:

     RESOLVED, that Article First and Fifth of the Articles of Incorporation are hereby amended to read as follows:

"FIRST: The name of this corporation is: SOLEIL FILM AND TELEVISION, INC."

"FIFTH: This corporation is authorized to issue two classes of stock; common and preferred. The total number of common shares which this corporation is authorized to issue is two billion (2,000,000,000) common shares, each with a par value of $.001 per share. Upon amendment of this Article Fifth, each outstanding ten (10) shares of common stock shall be converted into one (1) share of common stock. The number of Preferred shares which the corporation is authorized to issue is twenty million (20,000,000) each with $.001 per share par value, which preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors, each of which series shall be distinctly designated. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences, and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of preferred stock, and the number of shares of such series, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series." THREE: This amendment was approved by the required vote of shareholders in accordance with the corporations law of the state of California. The total amount of outstanding shares is Twenty Five Million Seven Hundred Fifty Thousand (25,750,000). The total number of outstanding shares entitled to vote for the amendment is:
Twenty Five Million Seven Hundred Fifty Thousand (25,750,000). The number of shares voting for the amendment equaled or exceeded the vote required; that being over fifty percent (50%). The number of shares voting for the amendment was Sixteen Million Six Hundred Eleven Thousand (16,611,000) shares, equaling 64.5% of all shares entitled to vote.

Dated: April 22, 2003                NINA GOTOVA
                                     ----------------------
                                     NINA GOTOVA, PRESIDENT



Dated: April 22, 2003                NINA GOTOVA
                                     ----------------------
                                     NINA GOTOVA, SECRETARY


     I, the undersigned, hereby declare, under penalty of perjury, in accordance with the laws of the State of California, that I am the President and Secretary of the above-referenced corporation, that we executed the above-referenced Certificate of Amendment to Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct.


Dated: April 22, 2003                NINA GOTOVA
                                     ----------------------
                                     NINA GOTOVA, PRESIDENT



Dated: April 22, 2003                NINA GOTOVA
                                     ----------------------
                                     NINA GOTOVA, SECRETARY